SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 10, 2008

                            COLONIAL BANKSHARES, INC.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

         Federal                         0-51385                90-0183739
-----------------------------     ---------------------     ------------------
(State or Other Jurisdiction)     (Commission File No.)     (I.R.S. Employer
 Identification No.)                                         of Incorporation)


2745 S. Delsea Drive, Vineland, New Jersey                        08360
------------------------------------------                        -----
(Address of Principal Executive Offices)                        (Zip Code)

Registrant's telephone number, including area code:  (856) 205-0058
                                                     --------------


                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04. Temporary Suspension of Trading Under Registrant's Employee Benefit Plans

     On December 10, 2008, Colonial Bankshares, Inc. (the "Company") provided notice to all of its directors and executive officers of an upcoming blackout period under the Colonial Bank, FSB 401(k) Savings Plan (the "401(k) Plan") in connection with a change of the 401(k) Plan's recordkeeper, and that they are prohibited from acquiring or disposing of the Company's equity securities during the upcoming blackout period. The blackout period is expected to begin on or about December 19, 2008, and end on or about January 12, 2009. This Form 8-K is being filed to comply with the SEC requirement that notice of a covered blackout period under the 401(k) Plan be given to directors and executive officers of the Company and also furnished to the SEC as a Current Report on Form 8-K. The notice that was sent to those persons on December 10, 2008 is being filed as
Exhibit 99.1 to this Form 8-K and is incorporated by reference to this Item.

Item 9.01.  Financial Statements and Exhibits

            (a)  Not applicable

            (b)  Not Applicable

            (c)  Not Applicable

            (d)  Exhibits.

                 Exhibit No.    Description

                 99.1 Notice of Blackout Period dated December 10, 2008 to Directors and Executive Officers of Colonial Bankshares, Inc.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                           COLONIAL BANKSHARES, INC.



DATE: December 10, 2008                    By: \s\ Edward J. Geletka
                                           -------------------------------------
                                           Edward J. Geletka
                                           President and Chief Executive Officer

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